LOCK-UP AGREEMENT
October ___, 2014

Ladies and Gentlemen:

           The undersigned is a current or former director, executive officer, employee or beneficial owner of shares of common stock, $0.001 par value per share, of Bitcoin Shop Inc., a Nevada corporation (the “Company”).

1.        Lockup.  The undersigned, agrees, for the benefit of the Company and for good and valuable consideration, the receipt of which is hereby acknowledged, that, during the period beginning on the date hereof and ending on Februrary 5, 2017 (the “Lockup Period”), the undersigned will not, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of the Company (the “Shares”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned as set forth on Schedule A or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Shares (each of the foregoing, a “Prohibited Sale”).  For avoidance of doubt, this Letter Agreement shall apply to only those Shares owned by the undersigned as set forth on Schedule A.

2.        Permitted Transfers. Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any Shares: (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, provided that prior to such transfer a duly authorized officer, representative or trustee of such organization agrees in writing to be bound by the restrictions set forth herein or (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding Shares subject to the provisions of this Letter Agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  In addition, the foregoing shall not prohibit privately negotiated transactions, provided the transferees agree, in writing, to be bound to the terms of this Letter Agreement for the balance of the Lockup Period.

3.        Lockup Legend.  Any Shares of the undersigned shall contain a restrictive “lock-up” legend governed by the terms of this Letter Agreement.

4.        Governing Law.  This Letter Agreement shall be governed by and construed in accordance with the laws of the New York.

5.        Miscellaneous.  This Letter Agreement will become a binding agreement among the undersigned as of the date hereof.  This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

[SIGNATURE PAGES FOLLOW]

Very truly yours,

Name:  _______________

Accepted and Agreed to:

Bitcoin Shop, Inc.

By:  _______________
        Name:  _______________
        Title:  _______________

Schedule A

Certificate Number	Shares of Common Stock

Total Shares